Scotia Institutional Funds

Dynamic U.S. Growth Fund

Class I Shares (Ticker: DWUGX)

Class II Shares

Institutional Shares

Supplement Dated March 14, 2014 to the Summary Prospectus, Statutory Prospectus and

Statement of Additional Information of the Dynamic U.S. Growth Fund dated February 1, 2014

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Important ANNOUNCEMENT REGARDING

THE DYNAMIC U.S. GROWTH FUND

On March 14, 2014, the shareholders of the Dynamic U.S. Growth Fund (the “Fund”) approved an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, the Dynamic U.S. Growth Fund (the “Acquiring Fund”), a newly-created series of The RBB Fund, Inc., in exchange for the Acquiring Fund’s shares, which will be distributed pro rata by the Fund to the holders of its shares in complete liquidation of the Fund (the “Reorganization”). It is anticipated that the Reorganization will take place at the close of business on March 21, 2014.

Please keep this Supplement with your records.